Exhibit 10.17

                                  SECURITY AGREEMENT
                                  ------------------


                  THIS SECURITY AGREEMENT (the "Agreement") dated as of
             this 12th day of November, 1996, by IMTC HOLDINGS, INC., a Delaware corporation, MUREX DIAGNOSTICS, INC., a Delaware corporation, and INTERNATIONAL MUREX TECHNOLOGIES CORPORATION, a corporation organized under the laws of the Province of British Columbia (collectively, the

             "Borrowers"), and Bank of America, F.S.B. (the "Agent"), as agent for itself and on behalf of the Lenders and the Issuing Banks (all as defined in the Credit Agreement (as defined below));

                  PRELIMINARY STATEMENTS:

                  (1) The Borrowers, Murex Diagnostics International, Inc., Murex Diagnostics Corporation, IMTC Holdings (UK) Limited, and Murex Biotech Limited, the Agent, the Issuing Banks, and the Lenders have entered into that certain Credit Agreement of even date herewith (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement").

                  (2) It is a condition precedent to the making of Loans and the issuance of Letters of Credit (as defined in the Credit Agreement) under the Credit Agreement that the Borrowers shall have granted the security interest contemplated by this Agreement.

                  NOW, THEREFORE, in consideration of the premises and
             for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement and further agree as follows:

                  SECTION 1.  Grant of Security.  Each Borrower hereby
                              -----------------
             grants, assigns and pledges to the Agent a security interest in and security title to (together with a right of setoff) all of such Borrower's right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the "Collateral"):

                  (a) all Inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all goods, merchandise and other personal property owned and held for sale, and (ii) all raw materials, work or goods in process, finished goods thereof, and materials and supplies which contribute to the finished products of any Borrower in the ordinary course of business and (iii) goods which are returned to or repossessed by any Borrower), whether any Borrower has an interest in mass or a joint or other interest or right of any other kind (including, without limitation, goods in which any Borrower has an interest or right as consignee), and all accessions thereto and products thereof and documents and warehouse receipts therefor (any and all such inventory, accessions, products and documents being the "Inventory");

                  (b) all accounts, contract rights, chattel paper, instruments, warehouse receipts, drafts, acceptances, deposit accounts, and documents of each Borrower, whether secured or unsecured, and whether now existing or hereafter created or arising, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, drafts, acceptances and documents (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, drafts, acceptances and documents being the "Accounts" and any and all such leases, security agreements and other contracts being the "Related Contracts"), and shall include, without limitation, the proceeds of all warranty agreements and service contracts sold by or on behalf of any Borrower;

                  (c) all books and records (including, without limitation, computer tapes, programs, printouts, and all other computer materials, records and electronic data processing software) recording, evidencing or relating to any or all of the foregoing Collateral;

                  (d) all deposit accounts (and the investments and earnings thereof and documents evidencing the same) into which the proceeds of any of the foregoing may from time to time be deposited;

                  (e) all proceeds of any and all of the foregoing Collateral (including, without limitation, cash proceeds and other proceeds which constitute property of the types described in clauses (a) and (b) of this Section 1) and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

                  SECTION 2.  Security for Obligations.  This
                              ------------------------
             Agreement secures the payment of the Obligations of the Borrowers now or hereafter existing. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by any Borrower to the Agent, the Issuing Banks, or the Lenders under the Credit Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Borrower.

                  SECTION 3.  Borrowers Remain Liable.  Anything
                              -----------------------
             herein to the contrary notwithstanding, (a) the Borrowers
             shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release any Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent, any Issuing Bank, nor any Lender shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent, any Issuing Bank, nor any Lender be obligated to perform any of the obligations or duties of any Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  SECTION 4.  Delivery of Chattel Paper.  Each Borrower
                              -------------------------
             will promptly upon request by the Agent deliver, assign, and endorse to the Agent all chattel paper and all other documents held by such Borrower in connection therewith.

                  SECTION 5.  Government Contracts.  If any Account or
                              --------------------
             chattel paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, each Borrower shall immediately notify the Agent thereof in writing and execute any instruments or take any steps reasonably required by the Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to the Agent and notice thereof given under the Federal Assignment of Claims Act or other applicable law.

                  SECTION 6.  Representations and Warranties.  Each
                              ------------------------------
             Borrower hereby represents and warrants that:

                  (a) It is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto free and clear of any and all Liens except (i) the security interest granted to the Agent under this Security Agreement or the other Collateral Documents and (ii) Permitted Liens. Each Borrower will warrant and defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest thereon.

                  (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except (i) such as have been filed in favor of the Agent pursuant to this Security Agreement or the other Collateral Documents, (ii) such as relate to Permitted Liens, or (iii) as to which duly executed mortgage releases, UCC-3 Financing Statement releases, or other forms of lien satisfaction have been delivered to the Agent on or prior to the Agreement Date.

                  (c) Upon the filing of appropriate financing statements in the jurisdictions listed on Schedule I hereto,
                                                       ----------
             this Security Agreement will be effective to create a valid and continuing Lien on and perfected security interest in favor of the Agent in the Collateral with respect to which a security interest may be perfected by filing pursuant to the Uniform Commercial Code (the "Code"), which lien and security interest will be prior to all other Liens (except for any higher-ranking Permitted Liens), and is enforceable as such as against creditors of and purchasers from such Borrower (other than purchasers of Inventory in the ordinary course of business). Upon filing of appropriate financing statements in the jurisdictions listed on Schedule I hereto
                                                       ----------
             and delivery of other collateral to the Agent at closing, all action (including, without limitation, all filings, registrations and recordings) necessary or desirable to create, protect and perfect the security interest granted to the Agent hereby in respect of each item of the Collateral has been duly accomplished.

                  (d) Such Borrower's chief executive office, principal place of business, corporate offices, all warehouses and premises within which Collateral is stored or located, and the locations of all of its records concerning the Collateral are set forth on Schedule II. Schedule II
                                         -----------   -----------
             correctly identifies any of such facilities or locations (including proposed locations) that are not owned by such Borrower and sets forth the names of the owners and lessors or collateral of such facilities and locations. Such Borrower shall not change its name, chief executive office, principal place of business, corporate offices, or warehouses or Collateral premises, or the location of its records concerning the Collateral without giving thirty (30) days prior written notice thereof to the Agent and taking all actions deemed by the Agent necessary or appropriate to protect and perfect the Agent's interest in the Collateral, including obtaining such landlord waivers, bailee waivers, mortgagee waivers and the like as Agent may reasonably require.

                  (e) With respect to any Inventory, (i) such property (other than Inventory in transit and Inventory in the aggregate having a fair market value not exceeding $10,000 at any time) is located at one of the locations set forth in
             Schedule II, (ii) such Borrower has good, indefeasible and
             -----------
             marketable title to such property and such property is not subject to any Lien whatsoever, except for Permitted Liens, Liens as to which duly executed UCC-3 Financing Statements and other forms of lien satisfaction have been delivered to the Agent on or prior to the Agreement Date, and the first priority perfected security interest granted to the Agent hereunder, (iii) except as noted in Schedule 4 to the Credit
                                                 ----------
             Agreement, such property is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements between such Borrower and any third parties, and
             (iv) the completion of manufacture, sale or other disposition of such property by the Agent or any Lender following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which such Borrower is a party or to which such property is subject.

                  SECTION 7.  Further Assurances.  (a) Each Borrower
                              ------------------
             agrees that from time to time, at the expense of such Borrower, such Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Borrower will: (i) mark conspicuously each chattel paper included in the Accounts and, at the request of the Agent, each document included in the Inventory, each Related Contract and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (ii) if any Account shall be evidenced by a promissory note or other instrument or chattel paper with an original principal amount equal to or greater than $50,000, deliver and pledge to the Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or as the Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

                  (b) Each Borrower hereby authorizes the Agent and appoints the Agent its attorney-in-fact to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Borrower where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) Each Borrower shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. As further security, each Borrower agrees that the Agent shall have a special property right and security interest in all of such Borrower's books and records pertaining to the Collateral and, upon the occurrence of an Event of Default, such Borrower shall deliver and turn over any such books and records to the Agent or its representatives at any time on demand of the Agent.

                  SECTION 8.  Insurance.  Each Borrower shall, at its own
                              ---------
             expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as set forth in the Credit Agreement.

                  SECTION 9.  Transfers and Other Liens.  Borrowers shall
                              -------------------------
             not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except Inventory in the ordinary course of business and as otherwise permitted by the Credit Agreement, or (ii) create or permit to exist any Lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for Permitted Liens.

                  SECTION 10.  Agent Appointed Attorney-in-Fact.  (a)
                               --------------------------------
             Each Borrower hereby irrevocably appoints the Agent such Borrower's attorney-in-fact, with full authority in the place and stead of such Borrower and in the name of such Borrower or otherwise, at such time as an Event of Default has occurred and until such time as such Event of Default is waived in writing by the Lenders in accordance with the Credit Agreement, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                       (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral,

                       (ii) to receive and open all mail addressed to any
             Borrower and to notify postal authorities to change the address for the delivery of mail to each Borrower to that of the Agent,

                       (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection therewith,

                       (iv) to file any claims or take any action or
             institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral,

                       (v) to direct any party liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder, directly to the Agent or as the Agent shall direct,

                       (vi) to sign and endorse any invoices, freight or
             express bills, bills of lading, storage or warehouse receipts, drafts against Account Debtors, assignments, verifications, and notices in connection with Accounts and other documents constituting or related to the Collateral,

                       (vii) to settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as the Agent may deem appropriate,

                       (viii) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Account Debtor, and

                       (ix) to use any trademarks, trade names,
             industrial designs or other intellectual property rights to the extent necessary to sell Inventory and to collect any amounts due under Accounts or Related Contracts.

                  (b) Each Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 10 is a power
                                               ----------
             coupled with an interest and shall be irrevocable until the payment in full of the Obligations and the termination of the Commitment.

                  (c) Each Borrower also authorizes the Agent, at any time and from time to time, following the occurrence of an Event of Default and until such time as such Event of Default is waived in writing by the Lenders in accordance with the Credit Agreement, to (i) communicate in its own name with any Account Debtor with regard to the assignment of the right, title and interest of such Borrower in and under the Accounts and other matters relating thereto and
             (ii) execute, in connection with the sale provided for in
             Section 13 hereof, any endorsements, assignments or other
             ----------
             instruments of conveyance or transfer with respect to the Collateral.

                  SECTION 11.  Agent May Perform.  If the Borrowers fail
                               -----------------
             to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses, including attorneys' fees, of the Agent incurred in connection with such performance or compliance, together with interest thereon at the Default Rate shall be payable by such Borrower to the Agent on demand and shall constitute part of the Obligations secured hereby.

                  SECTION 12.  The Agent's Duties.  The powers conferred
                               ------------------
             on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it, any Lender or any Issuing Bank to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property. Each reference herein to any right granted to, benefit conferred upon, or power exercisable by the "Agent" shall be a reference to the Agent (including any successors to the Agent pursuant to the Credit Agreement) for itself and for the ratable benefit of the Lenders and the Issuing Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Agent for itself and for the benefit of and on behalf of all of the Lenders and the Issuing Banks.

                  SECTION 13.  Remedies.   (a) (i) If any Event of
                               --------
             Default shall occur (and until such time as such Event of Default is waived in writing by the Lenders in accordance with the Credit Agreement), the Agent may exercise in addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to the Obliga-tions, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Borrower expressly agrees that in any such event Agent without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Borrower or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of such Borrower where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Borrower notice and opportunity for a hearing on the Agent's claim or action, and without paying rent to such Borrower, and collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent and any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for its benefit the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Borrower hereby releases. Each Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Borrowers of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Agent is hereby granted a license or other right to use, without charge, each Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, whether owned by such Borrower or with respect to which any Borrower has rights under license, sublicense or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral and each Borrower's rights under all licenses and all franchise agreements shall inure to the benefit of the Agent. The Agent shall have the right to conduct such sales on such Borrower's premises or elsewhere and shall have the right to use such Borrower's premises without charge for such sales for such time or times as the Agent deems necessary or advisable except as otherwise provided in any applicable Landlord's Consent.

                  (b) Each Borrower further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall select, whether at such Borrower's premises or elsewhere. Until the Agent is able to effect a sale, lease, or other disposition of the Collateral, the Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Agent. The Agent shall have no obligation to such Borrower to maintain or preserve the rights of such Borrower as against third parties with respect to the Collateral while the Collateral is in the possession of the Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Agent's remedies with respect to such appointment without prior notice or hearing. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in Section 13(d) hereof, with Borrowers
                                  -------------
             remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Agent of any other amount required by any provision of law, including Section 9-504(1)(c) of the Code (but only after the Agent has received what the Agent considers reasonable proof of a subordinate party's security interest), need the Agent account for the surplus, if any, to the Borrowers. To the maximum extent permitted by applicable law, each Borrower waives all claims, damages, and demands against the Agent, the Issuing Banks and the Lenders arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of such party as determined by a final order of a court of competent jurisdiction.

                  (c) Except as otherwise specifically provided herein, each Borrower hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

                  (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Agent upon receipt in accordance with the terms of the Credit Agreement.

                  (e) Each Borrower hereby acknowledges that the Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur the Agent shall have the right to an immediate writ of possession without notice of a hearing. The Agent shall have the right to the appointment of a receiver for the Collateral, and each Borrower hereby consents to such rights and such appointment and hereby waives any objection such Borrower may have thereto or the right to have a bond or other security posted by the Agent, the Issuing Bank or any Lender in connection therewith.

                  SECTION 14.  Remedies Cumulative.  Each right, power,
                               -------------------
             and remedy of the Agent, any Issuing Bank and any Lender as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by any of the Agent, any Issuing Bank or the Lenders, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by any of the Agent, any Issuing Bank and the Lenders of any or all such other rights, powers, or remedies.

                  SECTION 15.  Possession Until Default.  Until an Event
                               ------------------------
             of Default shall occur and be continuing and except as otherwise provided in this Security Agreement, the Credit Agreement or other Loan Documents, each Borrower will have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of its business, subject to and upon the terms hereof and of the Credit Agreement and other Loan Documents.

                  SECTION 16.  Amendments; Etc.  No waiver of any
                               ---------------
             provision of this Agreement, and no consent to any departure by any Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Agent and the Borrowers.

                  SECTION 17.  Addresses for Notices.  All notices and
                               ---------------------
             other communications provided for hereunder shall be given in the form and manner and delivered to the Agent or any Borrower, as the case may be, at its respective address specified in the Credit Agreement, or, as to either party, at such other address as shall be designated by such party in a written notice to the other party.

                  SECTION 18.  Continuing Security Interest: Assignments
                               -----------------------------------------
             under Credit Agreement.  This Agreement shall create a
             ----------------------
             continuing security interest in the Collateral and shall (i) remain in full force and effect until the later of (x) the payment in full of the Obligations and (y) the termination of the Commitment, (ii) be binding upon each Borrower, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent, for the benefit of the Lenders and the Issuing Banks and their respective successors, transferees and assigns. Upon the later of the payment in full of the Obligations (including all amounts payable under this Agreement) and the termination of the Commitment, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrowers. No transfer or renewal, extension, assignment or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Borrower to the Agent, the Issuing Banks of the Lenders nor any additional Loans made by Lenders or the Issuing Bank to any Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to any Borrower by the Agent, nor any other act of the Agent, the Issuing Banks or the Lenders shall release the Borrowers from any obligation, except a release or discharge executed in writing by the Agent with respect to such obligation or payment of such obligation or upon full satisfaction of all the Obligations. The Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by the Agent and then only to the extent therein set forth. A waiver by the Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which the Agent would otherwise have had on any other occasion.

                  SECTION 19.  Governing Law: Terms.  This Agreement
                               --------------------
             shall be governed by and construed in accordance with the laws of the State of Georgia, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Georgia.

                  SECTION 20.  Miscellaneous.
                               -------------

                  (a) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

                  (b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                  IN WITNESS WHEREOF, the Borrowers and the Agent have
             caused this Agreement to be duly executed and delivered under seal by its officer thereunto duly authorized as of the date first above written.


                                           IMTC HOLDINGS, INC.

                                           By:  /s/ Steven C. Ramsey
                                              -------------------------
                                              Name: Steven C. Ramsey
                                                   --------------------
                                              Title: V.P. Finance
                                                    -------------------
                                              Date: 12 Nov., 1996
                                                   --------------------


                                           MUREX DIAGNOSTICS, INC.

                                           By:  /s/ Steven C. Ramsey
                                              -------------------------
                                              Name: Steven C. Ramsey
                                                   --------------------
                                              Title: V.P. Finance
                                                    -------------------
                                              Date: 12 Nov., 1996
                                                   --------------------


                                           INTERNATIONAL MUREX TECHNOLOGIES
                                           CORPORATION

                                           By:  /s/ Steven C. Ramsey
                                              --------------------------
                                              Name: Steven C. Ramsey
                                                   ---------------------
                                              Title: V.P. Controller
                                                    --------------------
                                              Date: 12 Nov., 1996
                                                   ---------------------



             ACCEPTED BY:

             BANK OF AMERICA, F.S.B.
             as Agent


             By:  /s/ John Yankauskas
                --------------------------
                Name: John Yankauskas
                     ---------------------
                Title: V.P.
                      --------------------
                Date: 11-12-96
                     ---------------------


             Schedule I   - UCC-1 Filing Jurisdictions
             Schedule II  - Collateral Locations

                                        SCHEDULE I
                                        ----------

                                UCC-1 FILING JURISDICTIONS


             Debtors:
             --------

                  International Murex Technologies Corporation
                  IMTC Holdings, Inc.
                  Murex Diagnostics, Inc.


             Secured Party:
             --------------

                  Bank of America, F.S.B.


             Filing Jurisdictions:
             ---------------------

                  Gwinnett County, Georgia

                                        SCHEDULE II
                                        -----------

                        BORROWERS' OFFICES, LOCATIONS OF COLLATERAL
                             AND RECORDS CONCERNING COLLATERAL



             I.   CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS:

                  (a) International Murex Technologies Corporation 650 Woodlawn Road West
                       Guelph, Ontario
                       Canada N1K 1B8

                  (b) IMTC Holdings, Inc. and Murex Diagnostics, Inc. 3075 Northwoods Circle
                       Norcross, Georgia 30071-1542

             II.  CORPORATE OFFICES:

                  same as above

             III. OWNED WAREHOUSES AND COLLATERAL LOCATIONS:

                  none

             IV.  LEASED WAREHOUSES AND COLLATERAL LOCATIONS:

                  (a)  650 Woodlawn Road West
                       Guelph, Ontario
                       Canada N1K 1B8
                       Owner: MD-Canada (Branch of IMTC)

                  (b)  3075 Northwoods Circle
                       Norcross, Georgia 30071-1542
                       Owner: MDI

                  (c)  Trinity Laboratories, Inc.
                       7517 Precision Drive
                       Suite 107
                       Raleigh, NC 27613
                       Owner: MDI (<$10,000/mo)

                  (d)  Carr Scarborough Microbiologicals
                       5342 Panola Drive Industrial Boulevard
                       Decatur, Georgia 30035
                       Owner: MDI (<$10,000/mo)

                  (e)  Probiol S.A.
                       Resident Iman Center
                       Angle Rue Girardot et Rue la Plage, No. 7
                       3 Eme Etage
                       Casablanca, Morocco
                       Owner: MDII

                  (f)  Murex Columbia
                       Carrera 6 No. 1D-167
                       Zona Franca de Barranquilla
                       Columbia
                       Owner: MDII

                  (g)  Murex Diagnostics Benelux BV
                       Neutralstrasse 60
                       CH-8207 Schaffhausen
                       Switzerland
                       Owner: MD Benelux

                  (h)  Central Road
                       Temple Hill
                       Dartford, Kent DA1 5LR
                       England
                       Owner: MBL

             V.   OTHER LOCATIONS AT WHICH COLLATERAL IS STORED OR LOCATED:

                  (a)  Trinity Laboratories, Inc.
                       7517 Precision Drive
                       Suite 107
                       Raleigh, North Carolina 27613

                  (b)  Carr Scarborough Microbiologicals
                       5342 Panola Drive Industrial Boulevard
                       Decatur, Georgia 30035

             VI.  LOCATIONS OF RECORDS CONCERNING COLLATERAL:

                  (a)  International Murex Technologies Corporation:
                       650 Woodlawn Road West
                       Guelph, Ontario
                       Canada N1K 1B8

                  (b)  U.S. Subsidiaries:
                       3075 Northwoods Circle
                       Norcross, Georgia 30071-1542

                  (c)  Barbados Subsidiaries:
                       2nd Floor, Trident House
                       Bridgetown
                       St. Michael
                       Barbados

                  (d)  U.K. Subsidiaries:

                       (I)  Central Road, Temple Hill
                            Dartford, Kent DA1 5LR
                            England

                       (ii) Watergate House
                            13/15 York Buildings
                            London WC2N 6JU
                            England